UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 21, 2026
_______________________
MERITAGE HOMES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18655 North Claret Drive, Suite 400, Scottsdale, Arizona 85255
(Address of Principal Executive Offices, including Zip Code)
(480) 515-8100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.01 par value	MTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities and Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 21, 2026, Meritage Homes Corporation (the "Company") held its Annual Meeting of Stockholders at 8:00 a.m. Pacific Time in a virtual-only format. The following matters were voted upon at the meeting:

Proposal No. 1
The Company’s stockholders elected six individuals to the Board of Directors as Class I Directors by the votes set forth in the table below.

Name	Class	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dana C. Bradford	I	53,182,886	1,611,000	13,074	4,716,419
Louis E. Caldera	I	54,735,425	58,467	13,068	4,716,419
Deb Henretta	I	52,898,802	1,895,318	12,840	4,716,419
Steven J. Hilton	I	54,196,234	599,021	11,705	4,716,419
P. Kelly Mooney	I	53,800,747	983,206	23,007	4,716,419
Geisha Williams	I	54,756,626	37,212	13,122	4,716,419

Proposal No. 2
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2026 fiscal year by the votes set forth in the table below.

Votes For	Votes Against	Abstentions
58,119,927	1,380,951	22,501

Proposal No. 3
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
53,010,701	1,758,707	37,552	4,716,419

Proposal No. 4
The Company’s stockholders approved, on an advisory basis, as set forth below, a reduction in ownership threshold to call a special meeting of stockholders to 25%.

Votes For	Votes Against	Abstentions	Broker Non-Votes
52,838,631	1,931,833	36,496	4,716,419

Proposal No. 5
The Company’s stockholders did not approve, as set forth below, a shareholder proposal to improve shareholder ability to call for a special shareholder meeting.

Votes For	Votes Against	Abstentions	Broker Non-Votes
13,952,196	40,584,721	270,043	4,716,419
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 21, 2026

MERITAGE HOMES CORPORATION

/s/	Malissia Clinton
By:	Malissia Clinton
Executive Vice President and General Counsel